                                                                  Exhibit 10.176


                         Department of General Services
[GRAPHIC OMITTED]            Purchasing & Contracts

    500 S Grand Central Pky 4th Fl o PO Box 551732 o Las Vegas NV 89155-1732
                       (702) 455-2897 o Fax (702) 386-4914

      Earl Hawkes, Director o Ted J. Olivas, Purchasing & Contracts Manager
================================================================================

January 24, 2001



Alan Terril
MEADOW VALLEY CONTRACTORS, INC
P.O. Box 549
Moapa, Nevada 89025

RE: NOTICE OF AWARD, BID NUMBER 4726-00; NORTHERN SEGMENT LAS VEGAS BELTWAY-JONES TO SIMMONS
     PWP# CL-2001-167

Dear Mr. Terril:

Thank you for the prompt return of the requested bonds and insurance. The documents provided appear to be in order. Therefore, this project is hereby awarded to your company in the amount of $12,998,245. Enclosed is your copy of the contract documents, which is comprised of 1 book.

The Public Works Department will administer this contract and will be in contact with you in the near future to schedule the pre-construction meeting and issue the Notice to Proceed. Please contact Michael Dunning immediately to schedule your mandatory initial Quality Control (QC) plan meeting at (702) 455-7430.

Thank you for you continued interest in doing business with Clark County.

Sincerely,



/s/ REGINA R. HEILMAN-RYAN
------------------------------
REGINA R. HEILMAN-RYAN, C.P.M.
Purchasing Analyst

:kam

Enclosure

cc:  M.J. Manning, Public Works
     Les Henley, Public Works
     Bobby Shelton, Public Works
     Michael Dunning, Public Works



                          BOARD OF COUNTY COMMISSIONERS
              DARIO HERRERA, Chairman o MYRNA WILLIAMS, Vice-Chair
      YVONNE ATKINSON GATES o ERIN KENNY o MARY J. KINCAID o CHIP MAXFIELD
                BRUCE L. WOODBURY o DALE W. ASKEW, Count Manager

                                                    BOND NUMBER: 24006311/255073
                                                    BID NO. 4726-00
                                                    CLARK COUNTY, NEVADA

                                PERFORMANCE BOND

IMPORTANT: SURETY COMPANIES EXECUTING BONDS MUST BE LICENSED TO ISSUE SURETY BY THE STATE OF NEVADA INSURANCE DIVISION PURSUANT TO NEVADA REVISED STATUTE 683A.090 AND ISSUED BY AN APPOINTED AGENT PURSUANT TO NEVADA REVISED STATUTE 683A.280. INDIVIDUAL SURETY BONDS ARE NOT ACCEPTABLE.


KNOW ALL MEN BY THESE PRESENTS

That Meadow Valley Contractors, Inc., as Principal Contractor, and Liberty Mutual Insurance Company and The Insurance,* as Surety, are held and firmly bound unto Clark County General Services Department, hereinafter called Owner, in the sum of Twelve Million Nine Hundred Ninety-Eight Thousand** dollars, for the payment of which sum well and truly to be made, we bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, firmly by these presents.

*Company of the State of Pennsylvania ** two Hundred Forty-Five and no/100

WHEREAS, said Contractor has been recommended for award and shall enter into the contract with said Owner to perform all work required under the Bidding Schedule(s) BID NO. 4726-00 of the Owner's specifications, entitled NORTHERN SEGMENT LAS VEGAS BELTWAY - JONES BOULEVARD TO SIMMONS STREET.

NOW THEREFORE, if said Contractor shall perform all the requirements of said contract required to be performed on their part, at the times and in manner specified therein, then this obligation shall be null and void, otherwise it shall remain in full force and effect.

PROVIDED, that any change order(s), alterations in the work to be done or the materials to be furnished, which may be made pursuant to the terms of said contract, shall not in any way release said Contractor or said SURETY thereunder, nor shall any extensions of time granted under the provisions of said contract release either said Contractor or said Surety, and notice of such change order(s), alterations or extensions of the contract is hereby waived by said Surety.

SIGNED this 4 day of January, 2001               (SEAL AND NOTORIAL ACKNOWLEDGEMENT OF SURETY)

Countersigned resident agent in Nevada.          Meadow Valley Contractors, Inc.
Pursuant to Nevada Revised Statue 680A.300:      ---------------------------------------------
                                                            (Principal Contractor)

ROBERT R. BELL  29469                            ALAN TERRIL, Vice-President
---------------------------------------------    ---------------------------------------------
              (Resident Agent)                       (Authorized Representative and Title)

AON RISK SERVICES INC, INV, 58270                By: ALAN TERRIL
---------------------------------------------        -----------------------------------------
      (State of Nevada License Number)                              (Signature)
                                                         Liberty Mutual Insurance Company and
/s/ ROBERT R. BELL                               Surety: The Insurance Company of the State of
---------------------------------------------            Pennsylvania
           (Appointed Agent Name)                        -------------------------------------
                                                         31689
By:                                                      -------------------------------------
   ------------------------------------------            (State of Nevada License Number)
                  (Signature)
                                                 Aon Risk Services, Inc. of Southern
         AON RISK SERVICES, INC. of NEVADA       California Insurance Services
Address: 2300 WEST SAHARA, SUITE 560             ---------------------------------------------
         ------------------------------------                (Appointed Agent Name)
         LAS VEGAS, NEVADA  89102
         ------------------------------------    By: /s/ JERI APODACA
                                                     -----------------------------------------
Telephone: (702) 227-0300  FAX (702) 227-0021                       (Signature)
           ----------------------------------
                                                 Jeri Apodaca, Attorney in Fact

                                                 Address: 695 Town Center Drive, Suite 500
                                                          ------------------------------------

                                                          Costa Mesa, CA  92626
                                                          ------------------------------------

                                                 Telephone No. 714-641-8355
                                                               -------------------------------


ISSUING COMPANY MUST HOLD CERTIFICATES OF AUTHORITY AS ACCEPTABLE SURETY ON FEDERAL BONDS AND AS ACCEPTABLE REINSURING COMPANY WITH LISTING IN THE DEPARTMENT OF TREASURY, FISCAL SERVICE, (DEPARTMENT OF CIRCULAR "570," CURRENT REVISIONS).

                              CLARK COUNTY, NEVADA

                                  BID PROPOSAL
                                 BID NO. 4726-00
      NORTHERN SEGMENT LAS VEGAS BELTWAY JONES BOULEVARD TO SIMMONS STREET

                         MEADOW VALLEY CONTRACTORS, INC.
--------------------------------------------------------------------------------
                                     (NAME)

                          P.O. BOX 549, MOAPA, NV 89025
--------------------------------------------------------------------------------
                                    (ADDRESS)

THE UNDERSIGNED PROPOSES AND AGREES:

1. To complete all work for which a contract may be awarded to the Bidder and to furnish any and all labor, equipment, materials, transportation, and other facilities required for the services as set forth in the Proposal and Contract Documents.

2. That the Bidder has examined the Contract Documents and the site(s) for the proposed work and satisfied themselves as to the character, quality of work to be performed, materials to be furnished and as to the requirements for the specifications.

3. That the Bidder has completed all information in the blanks provided and has submitted the following within this bid proposal:

     a. Each subcontractor which will be paid an amount exceeding 5% of the total base bid amount.

     b. Has enclosed their Certificate of Eligibility issued by the State Contractors Board, if applicable.

     c. Has submitted a bid security in the form of, at Bidder's option, A Cashiers Check, Certified Check, Money Order, or Bid Bond in favor of the Owner(s) in the amount of 5% of the base bid amount.

4. If the Bidder is one of the 3 apparent low bidders at the bid opening, and has subcontractor(s) pursuant to NRS 338.141, they must submit Bid Attachment 2 within two hours after completion of the bid opening pursuant to the Instructions to Bidders. Faxing is not allowed. This Attachment must be time stamped by the Department of General Services, Submission after the 2 hour time limit will be rejected and/or returned unopened and the bid may be deemed non-responsive.

     a.   Projects EXCEEDING $5,000,000

          1) The Bidders shall list subcontractors which will provide labor/improvements exceeding 1% of the prime contractor's total base bid amount, or $50,000,000, whichever is greater.

5. Upon faxed receipt of the letter of Intent to Award the contract, the bidder will provide the following submittals within 7 days from receipt of the Notice.

     a. Performance Bond, Labor and Material Payment Bond and Guaranty Bond, for 100% of the contract price as required.

     b. Certificates of Insurance for Commercial General Liability in the amount of $1,000,000, Automobile Liability in the amount of $1,000,000,Explosion, Collapse and Underground in the amount of $1,000,000, and workers' compensation insurance issued by an insurer qualified to underwrite workers' compensation insurance in the State of Nevada, as required by law.

6. That if the Bidder does not provide the above submittals on or before the 7th calendar day, or does not keep the bonds or insurance policies in effect or allows them to lapse, the Bidder will pay over to the Owner the amount of $3,500 per day as liquidated damages.

7. That this Proposal is genuine and is not sham or collusive, or made in the interest of, or on behalf of any person not herein named, nor the Bidder in any manner sought to secure for themselves an advantage over any other bidder.

8. The Bidder further proposes and agrees that if his bid is accepted they will commence to perform the work called for by the plans and Contract Documents within 7 calendar days after Notice to Proceed is issued and will complete all work within the calendar days specified in the Instruction to Bidders.

9. The Bidder further proposed and agrees that they will accept as full compensation for the work to be performed the price written in the Bid Schedule below.

10. That the Bidder has carefully checked the figures below and that Owner will not be responsible for any error or omissions in the preparation or submission of this Bid.

                                       5-1

                                                                         Bid Proposal
                                                                      Bid No. 4726-00
                                                                       Addendum No. 4
                                                   Northern Segment Las Vegas Beltway
                                                    Jones Boulevard to Simmons Street

=====================================================================================
 ITEM                                             APPROX.
NUMBER             ITEM DESCRIPTION              QUANTITY       UNIT       TOTAL

-------------------------------------------------------------------------------------
623.03   No. 7 PULLBOX                               4           EA    $     1,192.92

-------------------------------------------------------------------------------------

623.04   3" PVC CONDUIT W/PULL STRING              700           LF    $     3,836.00

-------------------------------------------------------------------------------------

624.01   TRAFFIC CONTROL                             1           LS    $   177,221.33

-------------------------------------------------------------------------------------

627.01   PERMANENT SIGN PANEL (GROUND MOUNTED)     800           SF    $    29,184.00

-------------------------------------------------------------------------------------

628.01   8" LIQUID PAVEMENT MARKING             30,000           LF    $    72,000.00

-------------------------------------------------------------------------------------

628.02   TYPE I FILM (CROSSWALKS, STOP BARS,
         AND CHEVRON ISLANDS)                    6,000           SF    $    25,260.00

-------------------------------------------------------------------------------------

628.03   TYPE I FILM ("ARROW")                      40           EA    $     7,029.20

-------------------------------------------------------------------------------------

628.04   TYPE I FILM ("ONLY")                       20           EA    $     3,727.60

-------------------------------------------------------------------------------------

629.01   VERTICALLY ADJUST BLOWOFF VALVE             1           EA    $       532.50

-------------------------------------------------------------------------------------

629.02   VERTICALLY ADJUST TEST STATION              2           EA    $     2,130.00

-------------------------------------------------------------------------------------

629.03   VERTICALLY ADJUST LOW POINT DRAIN           1           EA    $     2,130.00

-------------------------------------------------------------------------------------

629.04   24" WATER LINE EXTENSION (BRADLEY)          1           LS    $   234,300.00

-------------------------------------------------------------------------------------

630.01   ADJUST SANITARY SEWER MANHOLE              10           EA    $     3,727.50

-------------------------------------------------------------------------------------

630.02   26" CASING FOR FUTURE SEWER               350           LF    $    44,730.00

-------------------------------------------------------------------------------------

633.01   NON-REFLECTIVE PAVEMENT MARKERS         7,500           EA    $    10,800.00

-------------------------------------------------------------------------------------

633.02   REFLECTIVE PAVEMENT MARKERS             3,000           EA    $     9,120.00

-------------------------------------------------------------------------------------

                                                          TOTAL BID    $12,988,244.50

=====================================================================================